      AIM EUROPEAN GROWTH FUND - CLASS A, B, C, R AND INVESTOR CLASS SHARES

                        Supplement dated January 21, 2005
                    to the Prospectus dated February 27, 2004
         as supplemented February 27, 2004, May 18, 2004, July 16, 2004,
         September 8, 2004, October 12, 2004, December 29, 2004 (A) and
                             December 29, 2004 (B)

This supplement supersedes and replaces in its entirety the Supplement B dated December 29, 2004.

     "FEE TABLE

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES
     ---------------------------------------------------------------------------
     (paid directly from                                                INVESTOR
     your investment)               CLASS A  CLASS B  CLASS C  CLASS R   CLASS
     ---------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases
     (as a percentage
     of offering price)               5.50%    None     None     None     None

     Maximum Deferred
     Sales Charge (Load)
     (as a percentage
     of original purchase
     price or redemption
     proceeds, whichever
     is less)                      None(1,2)   5.00%    1.00%   None(3)   None

     Redemption/Exchange Fee
     (as a percentage of
     amount redeemed/
     exchanged)                     2.00%(4)   None     None     None   2.00%(4)
     ---------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES(5)
     ---------------------------------------------------------------------------
     (expenses that are deducted                                        INVESTOR
     from fund assets)              CLASS A  CLASS B  CLASS C  CLASS R   CLASS
     ---------------------------------------------------------------------------
     Management Fees                 0.95%     0.95%   0.95%     0.95%    0.95%

     Distribution and/or
     Service (12b-1) Fees            0.35      1.00    1.00      0.50     0.25

     Other Expenses(6)               0.71      0.71    0.71      0.71     0.71

     Total Annual Fund
     Operating Expenses              2.01      2.66    2.66      2.16     1.91

     Fee Waiver(7)                   0.02      0.02    0.02      0.02     0.02

     Net Annual Fund
     Operating Expenses              1.99      2.64    2.64      2.14     1.89
     ---------------------------------------------------------------------------

     (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
     (2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
     (3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
     (4) You may be charged a 2.00% fee on redemptions or exchanges of Class A or Investor Class shares held 30 days or less. See "Shareholder Information - Redeeming Shares - Redemption Fee" for more information.
     (5) There is no guarantee that actual expenses will be the same as those shown in the table.
     (6) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.
     (7) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management - Advisor Compensation" following.)


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

     If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

         As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

     EXPENSE EXAMPLE

     This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
     ---------------------------------------------------------------------------
     Class A                                $741     $1,140    $1,564    $2,751
     Class B                                767       1,120     1,600     2,828
     Class C                                367         820     1,400     2,985
     Class R                                217         670     1,149     2,484
     Investor Class                         192         594     1,021     2,224
     ---------------------------------------------------------------------------

     You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
     ---------------------------------------------------------------------------
     Class A                                $741     $1,140    $1,564    $2,751
     Class B                                 267        820     1,400     2,828
     Class C                                 267        820     1,400     2,985
     Class R                                 217        670     1,149     2,484
     Investor Class                          192        594     1,021     2,224"
     ---------------------------------------------------------------------------

The following information replaces in its entirety the information appearing under the heading FUND MANAGEMENT - ADVISOR COMPENSATION" in the prospectus:

     "During the fiscal year ended October 31, 2003, the advisor received compensation of 0.95% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 0.95% to 0.90% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York ("NYAG"). Following are the advisory fee rates before and after January 1, 2005.

         ADVISORY FEE RATES BEFORE             ADVISORY FEE RATES AFTER
         JANUARY 1, 2005 WAIVER                JANUARY 1, 2005 WAIVER
           0.95% of the first $500 million      0.935% of the first $250 million
            0.90% of the next $4.5 billion        0.91% of the next $250 million
            0.875% of the next $5 billion*       0.885% of the next $500 million
     0.85% of the excess over $10 billion*        0.86% of the next $1.5 billion
                                                 0.835% of the next $2.5 billion
                                                  0.81% of the next $2.5 billion
                                                 0.785% of the next $2.5 billion
                                            0.76% of the excess over $10 billion

     * After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion."


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